Exhibit 31

CERTIFICATION PURSUANT TO
THE SARBANES-OXLEY ACT OF 2002
CHIEF EXECUTIVE OFFICER

I, Gary Herman, certify that:

In connection with the Quarterly Report of Digital Creative Development Corporation (the "Company") on Form 10-QSB for the period ending September 30, 2007 (the "Report"), the undersigned officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 29, 2007

/s/ Gary Herman
Gary Herman
President